COREFUNDS SWEEP

Money Market Funds
Prospectus
CoreFunds, Inc.
May 31, 1997
Individual Shares

CoreFunds(R)
Family of
Mutual Funds

                  CoreFunds, Inc. is an open-end management investment company presently offering shares in twenty diversified and non-diversified portfolios that offer a variety of investment opportunities. These portfolios are managed by CoreStates Investment Advisers, Inc. This Prospectus relates to Class C Shares of three money market portfolios (the "Funds"). This prospectus is provided only to CoreFunds sweep customers of CoreStates Bank, N.A. Please call 1-800-222-0246 if you have any questions regarding the CoreFunds sweep feature on your account, or consult your CoreFunds Sweep Agreement.

                  This Prospectus gives you information about the Funds that you should be aware of before investing. Additional information about the Funds, contained in a Statement of Additional Information dated November 1, 1996, has been filed with the Securities and Exchange Commission. It is incorporated in this Prospectus by reference. To obtain a copy without charge, or to obtain information about any other fund in the CoreFund Family of Mutual Funds, call or write:
                           CoreFunds, Inc.
                           Oaks, PA 19456
                           1-800-355-CORE (2673)

Keep this Prospectus for future reference.

SHARES IN THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER, OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. AN INVESTMENT IN THE CASH RESERVE, TREASURY RESERVE AND/OR TAX-FREE RESERVE IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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  TABLE OF CONTENTS                                                / / COREFUND

                            INFORMATION ON THE FUNDS

Investment Objectives and Policies of the Funds......          7
  Money Market Funds.................................          7
General Investment Policies and Practices............          8
Temporary Investments................................         10
Investment Restrictions..............................         10
Investment Risks.....................................         11
Distributions........................................         11
Taxes................................................         12
Valuation of Shares..................................         13
  Net Asset Value....................................         13
  Portfolio Pricing..................................         13
Management...........................................         14
  Investment Adviser.................................         14
  Administrator......................................         14
  Distributor........................................         15
Performance Information..............................         15
  Total Return and Yield.............................         15
  In General.........................................         16
Description of Shares................................         16
General Information..................................         18


                           SHAREHOLDER SERVICES GUIDE

Opening an Account and Purchasing
   Shares............................................         19
Selling Your Shares..................................         19
Exchanging Shares....................................         19


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2   Table of Contents

No person is authorized by CoreFunds, Inc. to give any information or make any representation other than those contained in this Prospectus or in other printed or written material issued by CoreFunds, Inc., and you should not rely on any other information or representation.

--------------------------------------------------------------------------------
  HIGHLIGHTS

COREFUNDS                 CoreFunds, Inc. ("CoreFunds") is an open-end management investment company presently offering shares in twenty diversified and non-diversified portfolios. This Prospectus offers Class C Shares of the
                          Money Market Funds. Materials relating to other Shares of the Funds or to the Class Y Shares of the
                          Money Market Funds may be obtained by calling 1-800-355-CORE (2673), or by writing to CoreFunds,
                          Inc., Oaks, PA 19456.
-------------------------------------------------------------------------------------------------------------------------------
                          Investors may choose to invest in any of the three portfolios of CoreFunds offered in this
                          Prospectus.

MONEY                     CASH RESERVE seeks to obtain maximum current income consistent with the preservation of principal and
MARKET                    maintenance of liquidity by investing in a diversified portfolio of money market instruments of the
FUNDS                     highest quality, including a broad range of U.S. dollar-denominated government, bank, and commercial paper obligations.

                          TREASURY RESERVE seeks to provide current interest income, liquidity and safety of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements relating to such obligations.

                          TAX-FREE RESERVE seeks a high level of income exempt from federal income taxes through investment of at least 80% of its total assets in tax-free securities.

RISK                      Investment in the Funds involves a number of risks, including possible loss of principal. Certain
CHARACTER-                risk factors applicable to the Funds are described below. The share price of each Fund may, at
ISTICS                    redemption, be more or less than at the time of initial purchase.

                          Securities held by Cash Reserve and Treasury Reserve may be subject to credit risk. Securities held by Tax-Free Reserve may be subject to several types of investment risk, including market risk (or interest rate risk), credit risk and call risk (or income risk).

                                                                                                                         PAGE 7
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT                CoreStates Investment Advisers, Inc. ("CoreStates Advisers") serves as the investment adviser for
ADVISER                   each Fund. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity, and international investments.

                                                                                                                        PAGE 14
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

                                                                           ----
                                                              Highlights      3

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                                                                    / / COREFUND

DISTRIBUTIONS             Shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and capital gains, if any, earned on investments held by the Fund.

                                                                                                                       PAGE 11
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TAXES                     The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Any receipt of dividends which represent capital gain distributions will be subject to federal and state income taxes. Ordinary dividends also will be subject to state income taxes.

                                                                                                                       PAGE 12
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PURCHASING                You may purchase shares through cash sweep arrangements established by CoreStates Bank, N.A. You may
SHARES                    sign up for this service by executing a CoreFunds Sweep Agreement with CoreStates Bank, N.A. Please call CoreStates Bank, N.A. at 1-800-222-0246 for information about the CoreFunds Sweep Feature. You may open accounts in or obtain additional information regarding this and other funds in the CoreFund
                          Family of Mutual Funds by calling 1-800-355-CORE (2673).

                                                                                                                       PAGE 19
------------------------------------------------------------------------------------------------------------------------------

SELLING                   You may redeem or sell shares of each Fund in the manner set forth in your CoreFunds Sweep
SHARES                    Agreement.

                                                                                                                       PAGE 19
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SERVICES FOR              Please contact CoreStates Bank, N.A. at 1-800-222-0246 for information about the CoreFunds Sweep
SHAREHOLDERS              feature on your account, or consult your CoreStates Bank CoreFunds Sweep Agreement.

                                                                                                                       PAGE 19
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

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4     Highlights

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  TRANSACTION AND OPERATING EXPENSE TABLES

The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class C Shares of the Funds.
      THE INFORMATION CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                                         -------         --------         --------
                                                                          CASH           TREASURY         TAX-FREE
Money Market Funds                                                       RESERVE         RESERVE          RESERVE
----------------------                                                    -----            ----             ----

Class C Shares

SHAREHOLDER TRANSACTION EXPENSES                                           NONE            NONE             NONE

ANNUAL FUND OPERATING EXPENSES*
    (as a percentage of net assets):
    Investment Advisory Fees After Fee Waivers(1)                          .30%            .30%             .30%
    12b-1 Fees(2)                                                          .25%            .25%             .25%
    Other Expenses(3)                                                      .21%            .21%             .21%
    Net Annual Fund Operating Expenses (After Waivers)(4)                  .76%            .76%             .76%

EXAMPLE

    You would pay the following
    expenses on a $1,000 investment,                      1 year          $   8            $  8             $  8
    assuming (1) a 5% annual return                      3 years             24              24               24
    and (2) redemption at the end                        5 years             42              42               42
    of each time period.(5)                             10 years             94              94               94

--------------------------------------------------------------------------------

*   Fees shown reflect current fees.
(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .40%, .40%, and .40% of the average net assets of Cash Reserve, Treasury Reserve, and Tax-Free Reserve, respectively.
(2) Note that long-term shareholders may pay more than the economic equivalent of the maximum front-end load permitted by the Conduct Rules of the National Association of Securities Dealers.
(3) Includes (among others) administrative, legal, auditing, and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of each Fund's average net assets.
(4) The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1997. Absent any fee waivers, such expense ratios would have been .95%, .95%, and .95% for Cash Reserve, Treasury Reserve, and Tax-Free Reserve, respectively. The service providers of all the Funds have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that a Fund's expense ratio will approach the contractually mandated ratio.
(5) The numbers in the Example reflect the effect of waivers.

                                                                           ----
                                Transaction and Operating Expense Tables      5

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  FINANCIAL HIGHLIGHTS                                              / / COREFUND

    The tables that follow present information about the investment results of the shares of the Funds. The financial highlights for each of the Cash Reserve, Treasury Reserve and Tax-Free Reserve have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Funds is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30,

Money Market Funds(1)

                                                                                        Net
                                                                                      Assets
                       Net Asset                Dividends        Net                  End of      Ratio of      Ratio of
                         Value        Net        from Net    Asset Value              Period     Expenses to   Net Income
                       Beginning   Investment   Investment     End of      Total       (000      Average Net   to Average
                       of Period     Income       Income       Period      Return    omitted)      Assets      Net Assets
                       ---------   ----------   ----------   -----------   ------    ---------   -----------   ----------
_______________
CASH RESERVE
CLASS C (INDIVIDUAL)*
1996                     $1.00       $ 0.05       $(0.05)       $1.00       5.00%    $  19,736       0.75%        4.86%
1995                      1.00         0.05        (0.05)        1.00       4.89        17,583       0.73         4.86
1994                      1.00         0.03        (0.03)        1.00       2.74        11,451       0.72         2.70
1993(1)                   1.00         0.01        (0.01)        1.00       1.23+       15,330       0.76         2.52


                      Ratio of      Ratio of
                     Expenses to   Net Income
                     Average Net   to Average
                       Assets      Net Assets
                     (Excluding    (Excluding
                      Waivers)      Waivers)
                     -----------   ----------
CLASS C (INDIVIDUAL)*
1996                     1.03%        4.58%
1995                     1.10         4.49
1994                     1.10         2.32
1993(1)                  1.15         2.13

____________________
TREASURY RESERVE

CLASS C (INDIVIDUAL)*
1996                     $1.00       $ 0.05       $(0.05)       $1.00       4.94%    $  19,386       0.75%        4.81%
1995                      1.00         0.05        (0.05)        1.00       4.72        21,612       0.73         4.81
1994                      1.00         0.03        (0.03)        1.00       2.65         7,573       0.73         2.62
1993(1)                   1.00         0.01        (0.01)        1.00       1.21+        7,672       0.75         2.46


                      Ratio of      Ratio of
                     Expenses to   Net Income
                     Average Net   to Average
                       Assets      Net Assets
                     (Excluding    (Excluding
                      Waivers)      Waivers)
                     -----------   ----------

CLASS C (INDIVIDUAL)*
1996                     1.03%        4.53%
1995                     1.10         4.44
1994                     1.11         2.24
1993(1)                  1.14         2.07

____________________
TAX-FREE RESERVE

CLASS C (INDIVIDUAL)*
1996                     $1.00       $ 0.03       $(0.03)       $1.00       2.95%    $   2,850       0.73%        2.94%
1995                      1.00         0.03        (0.03)        1.00       2.86         1,524       0.73         2.80
1994                      1.00         0.02        (0.02)        1.00       1.78         2,708       0.74         1.75
1993(1)                   1.00         0.01        (0.01)        1.00       0.85+        1,795       0.76         1.71



                      Ratio of      Ratio of
                     Expenses to   Net Income
                     Average Net   to Average
                       Assets      Net Assets
                     (Excluding    (Excluding
                      Waivers)      Waivers)
                     -----------   ----------
CLASS C (INDIVIDUAL)*
1996                     1.02%        2.65%
1995                     1.10         2.43
1994                     1.12         1.37
1993(1)                  1.14         1.33

--------------------------------------------------------------------------------

 * On April 22, 1996, Series A shares were redesignated Class Y and Series B shares were redesignated Class C.
 +  Returns are for the period indicated and have not been annualized.
(1) Commenced operations January 4, 1993. Ratios for this period have been annualized.


-----
6     Financial Highlights

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INFORMATION ON THE FUNDS                                        / / COREFUND



/ /
INVESTMENT OBJECTIVES
AND POLICIES

The objectives of each Fund are fundamental and may only be changed by the affirmative vote of a majority of the outstanding shares of such Fund. There can be no assurance that a Fund will meet its objective. The policies which the Funds follow to achieve their investment objectives are described below. These are non-fundamental policies which may be changed without a shareholder vote.

      Descriptions of the securities in which the Funds invest are contained below in "Types of Securities in Which the Funds Invest."

MONEY MARKET FUNDS _____________________________________________________________

Investments made by the Cash Reserve, Treasury Reserve and Tax-Free Reserve are subject to limitations imposed under regulations adopted by the Securities and Exchange Commission (the "SEC"). These regulations generally require money market funds to acquire only U.S. dollar denominated obligations maturing in 397 days or less, although securities subject to repurchase agreements, securities with optional and mandatory tender provisions, variable rate demand obligations and certain other securities may bear longer maturities. Money market funds also must maintain a dollar-weighted average portfolio maturity of 90 days or less.

      In addition, money market funds may acquire only obligations that represent minimal credit risks and that are "eligible securities."

CASH RESERVE Cash Reserve seeks as high a level of current income as is consistent with liquidity and relative stability of principal. Cash Reserve invests in a diversified portfolio of money market instruments of the highest quality, including a broad range of U.S. dollar-denominated government, bank, and commercial paper obligations. By investing only in high quality money market instruments with remaining maturities of 13 months or less, Cash Reserve strives to capture the highest yield possible within safety, compliance, and liquidity parameters.

TREASURY RESERVE Treasury Reserve seeks current interest income, liquidity and safety of principal. Treasury Reserve invests in direct obligations of the U.S. Treasury, such as bills, bonds, and notes and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system, known as Separately Traded Registered Investment and Principal Securities ("STRIPS"), and in repurchase agreements relating to direct U.S. Treasury obligations.

TAX-FREE RESERVE Tax-Free Reserve seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal. Tax-Free Reserve invests in a diversified portfolio of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. This Fund intends, under normal market conditions, to invest at least 80% of its assets in tax-free securities. Up to 20% of all assets in this Fund can be invested in taxable debt securities for defensive purposes or when appropriate tax-exempt securities are not available for purchase.

                                                                            ----
                                        Investment Objectives and Policies     7

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

GENERAL INVESTMENT POLICIES AND PRACTICES ______________________________________

In addition to the investments described above, the Funds may engage in a number of additional investment practices, as discussed below:

REPURCHASE AGREEMENTS--

Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers ("seller") which are deemed to be creditworthy under guidelines approved by the Fund, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price.

REVERSE REPURCHASE AGREEMENTS--

Pursuant to reverse repurchase agreements, a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Fund must maintain a segregated custodial account that contains liquid assets such as U.S. Government securities or other liquid, high-grade debt securities having a value equal to the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities.

OTHER INVESTMENT COMPANIES--

Shares of investment companies will be purchased by the Funds within the limits prescribed by the Investment Company Act.

PUT TRANSACTIONS--Tax-Free Reserve
The Fund may purchase securities subject to a put. A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. Any premium paid will have the effect of reducing the yield otherwise receivable on the underlying security. The Fund will limit their put transactions to institutions which their advisers believe present minimal credit risk.

WHEN-ISSUED SECURITIES--Tax-Free Reserve
The Fund may purchase securities on a "when-issued" basis. When-issued securities are subject to settlement on a future date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will establish one or more segregated accounts with the custodian and will maintain liquid assets in such accounts in an amount at least equal to the value of its commitments to purchase when-issued securities.

ILLIQUID SECURITIES--All Funds
The Funds may invest in illiquid securities, which are securities that cannot be sold or disposed of in seven days or less at approximately their carrying value. The Funds may invest up to 10% of their assets in illiquid securities. It may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

LENDING OF SECURITIES--All Funds
The Funds may lend their portfolio securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of realizing additional net investment income. Each Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. These Funds will receive collateral in an amount equal to at least 100% of the current market

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8      Investment Objectives and Policies

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                                                           / / COREFUND

value of the loaned securities plus accrued interest. Cash collateral received by the Funds will be invested in Short-Term Obligations.

BANK OBLIGATIONS--

      1. Certificates of Deposit--negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods.
      2. Bankers' Acceptances--negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.

MUNICIPAL SECURITIES--

1. General Obligation Securities
"General obligation" securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

2. Revenue Securities
"Revenue" securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Industrial development and pollution control bonds held by these Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

3. Moral Obligation Bonds
The portfolios of these Funds may also include "moral obligation" bonds, which are normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

4. Variable Rate Demand Obligations
Municipal securities purchased by these Funds may include "variable rate demand obligations," which are tax-exempt obligations upon which interest is payable at a floating or variable rate. While there may be no active secondary market with respect to a particular variable rate demand obligation purchased by such Funds, they normally may demand payment of the principal of and accrued interest on the obligation upon not more than seven days' notice and may resell the obligation at any time to a third party.

5. Municipal Lease Obligations
Municipal lease obligations are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

                                                                            ----
                                         Investment Objectives and Policies    9

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

VARIABLE AMOUNT
MASTER DEMAND NOTES--

Variable amount master demand notes in which Cash Reserve may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time.

U.S. GOVERNMENT OBLIGATIONS--

      1. U.S. Treasury Securities--includes bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. They differ mainly in interest rates, maturities, and dates of issue.
      2. U.S. Government Agency Securities--issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies. These include obligations supported by the right of the issuer to borrow from the Treasury, such as those of the Export-Import Bank of the United States; obligations supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations, such as those of Fannie Mae; and obligations supported only by the credit of the agency or instrumentality, such as those of the Student Loan Marketing Association ("SLMA"). However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
      3. STRIPS are zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.

TEMPORARY INVESTMENTS __________________________________________________________

Due to market conditions, the Funds are permitted to make temporary investments in Short-Term Obligations. Such investments may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential or serious stock market declines.

TAX-FREE RESERVE Tax-Free Reserve may hold uninvested cash reserves and may invest all of any portion of its assets in Taxable Obligations.

/ /
INVESTMENT
RESTRICTIONS

The investment objectives of each Fund, along with the restrictions and limitations described herein are fundamental and may be changed only by the affirmative vote of a majority of the outstanding shares of such Fund. See "Description of Shares."

A FUND MAY NOT:
1. (i) Purchase securities of any one issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or (ii) hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

2. Invest 25% or more of its total assets in any one industry. For purposes of this limitation, wholly-owned finance companies will be

----
10      Investment Restrictions

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                                                           / / COREFUND

considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents, and utilities will be divided according to their services--for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry. This restriction does not apply to Treasury Reserve.

      With respect to Tax-Free Reserve, this limitation does not apply to investments in tax-exempt securities issued by governments or political sub-divisions of governments.

INVESTMENT RISKS _______________________________________________________________

Funds differ significantly in terms of risk. Because of the concerns listed below, a Fund should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and different types of money market instruments. Investors may also wish to complement an investment in a Fund with other portfolios offered by CoreFunds.

MONEY MARKET FUNDS
Securities held by Cash Reserve and Treasury Reserve may be subject to credit risk.

      Securities held by Tax-Free Reserve may be subject, on a limited basis, to several types of investment risk, including market risk (or interest rate risk), credit risk and call risk (or income risk).

/ /
DISTRIBUTIONS

Shareholders of each Fund are entitled to dividends and distributions arising from the net investment income and capital gains, if any, earned on investments held by such Fund. Class C Shares of the Money Market Funds begin earning dividends on the business day on which the purchase order for the shares is executed and continue to earn dividends through, and including, the day before the redemption order for such shares is executed.

      Dividends are paid in the form of additional Class C Shares of a Fund unless a shareholder selects one of the following options on the Account Opening
Form: Cash Dividend Option--to receive dividends in cash and capital gains distributions in additional shares of the Fund at net asset value; All Cash Option--to receive both dividends and capital gains distributions in cash. In the absence of either of these selections on the Account Opening Form, each purchase of shares is made upon the condition and understanding that the Fund's agent is automatically appointed to receive the dividends and distributions upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends and distributions are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with the Fund.

      The dividends from Class Y Shares are normally higher than those of Class C Shares because of the distribution and incremental transfer agent expenses charged to Class C Shares.

      The net investment income of each of the Money Market Funds is declared daily as a dividend to its shareholders and paid monthly. Capital gains distributions, if any, will be made by the Money Market Funds at least annually.

      Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

                                                                            ----
                                                            Distributions     11

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

/ /
TAXES
The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors in the Funds are urged to consult their tax advisers with specific reference to their own tax situations.
      The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

ALL FUNDS
Each Fund is treated as a separate entity for federal income tax purposes and is not combined with any of CoreFunds' other portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a "regulated investment company" under the Code.
      Whether paid in cash or in additional shares, dividends attributable to a Fund's net investment income (including ordinary income and net short-term capital gains), including any dividends attributable to taxable net investment income of Tax-Free Reserve will be taxable to shareholders as ordinary income. Capital gains distributions of all Funds will be taxable as long-term capital gain, regardless of how long a shareholder has held shares.
      Dividends declared by a Fund in October, November, or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

TAX-FREE RESERVE
This Fund expects to qualify to pay exempt-interest dividends to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. Tax-exempt interest dividends may generally be treated by the Fund's shareholders as items of income excludible from their gross income under the Code unless, under the circumstances applicable to the particular shareholder, exclusion would be disallowed. Tax-Free Reserve is permitted to purchase "private activity bonds" that are subject to the Federal Alternative Minimum Tax (the "AMT").
      Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Furthermore, the Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.
      Corporate shareholders should note that all exempt-interest dividends are includable in the computation of "adjusted current earnings" for AMT purposes, regardless of when the bonds from which they are derived were issued or whether they are derived from "private activity bonds." Accordingly, corporate shareholders should consult their tax advisers regarding the impact that holding shares of the Fund would have on their own AMT liability.
      Except as noted below, tax-exempt interest dividends and other distributions paid by the Fund may be taxable to investors as

----
12      Taxes

--------------------------------------------------------------------------------
                                                           / / COREFUND

dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if received directly, would be exempt from such income taxes.

CASH RESERVE
TREASURY RESERVE
TAX-FREE RESERVE
With respect to investments in STRIPS and Receipts which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

IN GENERAL
The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may also be realized from an ordinary redemption of shares, as described herein, or on a telephone exchange among the CoreFunds portfolios.
      In the opinion of counsel, shares of the Funds are exempt from current Pennsylvania Personal Property Taxes.
      Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

/ /
VALUATION OF SHARES

NET ASSET VALUE ________________________________________________________________

MONEY MARKET FUNDS The net asset value per share of each of these Funds for purposes of pricing purchase and redemption orders is normally determined as of 12:00 noon (Eastern time) on each business day of the Funds. These Funds are managed to maintain a stable price per share of $1.00.

PORTFOLIO PRICING ______________________________________________________________

Portfolio securities are valued according to the broadest and most representative market. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.

MONEY MARKET FUNDS The assets in the Money Market Funds are valued based upon the amortized cost method, based on rules promulgated under the Investment Company Act. Under this method of valuation, the value of a Fund's shares normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates).

                                                                            ----
                                                      Valuation Of Shares     13

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

/ /
MANAGEMENT

The business and affairs of each Fund are managed under the direction of CoreFunds' Board of Directors.

INVESTMENT ADVISER _____________________________________________________________

CoreStates Advisers has overall responsibility for portfolio management for each of the Funds. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, itself a wholly-owned subsidiary of CoreStates Financial Corp ("CoreStates Corp"). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 20 largest bank holding companies in the United States, and leads the region in investing corporate cash. CoreStates Corp currently has over $45 billion in assets and discretionary management over $30 billion in customer accounts through a variety of banking activities at over 600 domestic and foreign locations.
      CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, related investment advisory, research, trading, and fund management functions, and also provides similar services to customers unrelated to CoreStates Corp. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over $17.6 billion, for individuals, corporations, institutions, and municipalities. As a result of the merger of CoreStates Corp and Meridian Bancorp, Inc. in April 1996, Meridian Investment Company ("MIC") is now a wholly-owned subsidiary of CoreStates Corp and an affiliate of CoreStates Advisers. Certain employees of MIC perform investment management and advisory functions for the Funds under the overall authority of CoreStates Advisers. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity, and international investments. CoreStates Advisers' principal offices are located at 1500 Market Street, P.O. Box 7558, Philadelphia, PA 19102.
      As investment adviser, CoreStates Advisers manages the investment portfolio of each Fund, makes decisions with respect to and places orders for all purchases and sales of a Fund's portfolio securities, and maintains certain records relating to such purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds and the cost of obtaining market quotations for portfolio securities held by the Funds.

ADVISORY FEES
For the services provided and expenses assumed as investment adviser of each Fund, CoreStates Advisers is entitled to receive an annual fee from each of the Funds, computed daily and paid monthly, at the annual rate of .40% of the average daily net asset of Treasury Reserve, Cash Reserve, and Tax-Free Reserve, respectively. CoreStates Advisers may, from time to time and at its discretion, voluntarily waive all or a portion of its investment advisory fees in order to assist the Funds in maintaining competitive expense ratios.

ADMINISTRATOR __________________________________________________________________

SEI Fund Resources ("SFR" or the "Administrator"), with principal offices at 530 East Swedesford Road, Wayne, PA 19087, acts as each Fund's administrator. For its administrative services, SFR is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of .25% of such Fund's average daily net assets. As

----
14      Management

--------------------------------------------------------------------------------
                                                           / / COREFUND

Administrator, SFR generally assists in the Funds' administration and operations. Boston Financial Data Services ("BFDS"), a subsidiary of State Street Bank and Trust Company located at 225 Franklin Street, Boston, MA 02110, serves as each Fund's transfer agent (the "Transfer Agent") and dividend paying agent.

DISTRIBUTOR ____________________________________________________________________

SEI Financial Services Company ("SFS" or the "Distributor"), with principal offices at Oaks, PA 19456, serves as each Fund's distributor pursuant to a Distribution Agreement. Class C Shares are also subject to a separate distribution plan (the "Distribution Plan") approved by the Board of Directors on April 23, 1992. The Distribution Plan provides that CoreFunds will pay the Distributor an annual fee, calculated on an average daily net basis and paid monthly, of up to .25% of the average daily net assets of Class C Shares of each Fund. The Distributor may use this fee as compensation for its distribution-related services or to compensate Participating broker/dealers and shareholder servicing agents for performing distribution-related or shareholder services. CoreStates Bank, N.A., has entered into a Shareholder Servicing Agreement with the Distributor.
      The services provided by Participating broker/dealers or shareholder servicing agents may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for bank wires; answering routine customer inquires concerning their investments; assisting customers in changing dividend options, account designations and addresses; performing sub-accounting functions; processing dividend payments on behalf of customers; forwarding certain shareholder communications from the Funds to customers; and providing other similar services.
      The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of these Funds.
      Persons selling Class C Shares will receive different compensation with respect to Class C Shares than Class Y Shares.
      Certain state securities laws may require banks and other institutional investors purchasing shares on behalf of their customers in such states to register as dealers pursuant to state law.

/ /
PERFORMANCE
INFORMATION

TOTAL RETURN AND YIELD _________________________________________________________

From time to time, in advertisements or reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.
      The Funds may calculate their performance on a total return basis for various periods. The total return basis combines principal changes, income dividends, and capital gains distributions paid during the period. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of income dividends and capital gains distributions paid during the period.

                                                                          ----
                                                 Performance Information   15

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

MONEY MARKET FUNDS

In addition to quoting total return, the Money Market Funds may advertise "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. See "Yields" in the Statement of Additional Information.

      Tax-Free Reserve may also advertise their "taxable equivalent yield," which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an "after-tax" benefit equal to the tax-free yield provided by the Fund.

IN GENERAL _____________________________________________________________________

The Funds will include performance data for Class Y and Class A or Class C, as appropriate, in any advertisement or information including performance data of the Funds. Total return and performance data concerning Class C Shares will reflect the distribution and incremental transfer agent expenses borne exclusively by Class C Shares.

      The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. Each Fund's performance will fluctuate and is not necessarily representative of future results. A Fund's performance would be favorably affected by any investment advisory fee waivers on the part of CoreStates Advisers. Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent auditors.

/ /
DESCRIPTION
OF SHARES

CoreFunds has set up the following twenty-one portfolios: Growth Equity, Core Equity, Special Equity, Equity Index, International Growth, Balanced, Short-Intermediate Bond, Bond, Short Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond, Global Bond, Cash Reserve, Treasury Reserve, Tax-Free Reserve, Elite Cash Reserve, Elite Government Reserve (not currently being offered), Elite Treasury Reserve and Elite Tax-Free Reserve Portfolios. CoreFunds offers two classes of shares of each portfolio. In total, CoreFunds presently offers shares in twenty different portfolios. CoreFunds may in the future create additional portfolios or classes of shares within a portfolio. Class Y Shares -- Institutional and Shares of the Elite Money Market Funds are offered in separate prospectuses. This Prospectus solely relates to the Money Market Funds' Class C Shares -- Individual.

INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUND PORTFOLIOS MAY OBTAIN PROSPECTUSES DESCRIBING THESE

----
16      Description Of Shares

--------------------------------------------------------------------------------
                                                           / / COREFUND

PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE.

      Class A Shares differ from Class Y Shares in that Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain additional shareholder services they receive. Class C Shares also differ from Class Y Shares in that Class C Shares are subject to distribution and transfer agent expense for certain additional shareholder services, but unlike Class A Shares, are not subject to a sales load. Class A and Class C Shares also have voting rights, in connection with the Distribution Plan affecting Class A and Class C Shares. The distribution and transfer agent expenses charged to Class A and Class C Shares result in having different dividends and performance results from Class Y Shares.
      Except for differences between classes of shares of some of CoreFunds' portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Directors.
      CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. See the Statement of Additional Information under "Description of Shares" for examples where the Investment Company Act requires voting by portfolio or class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate number of shares of all of the Funds may elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares would not be able to elect any person or persons to the Board of Directors.
      As used in this Prospectus, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.

                                                                           ----
                                                   Description Of Shares    17

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

/ /
GENERAL
INFORMATION

In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only such Fund.
      As used in this Prospectus, "assets belonging to the Fund" means the consideration received by CoreFunds upon the issuance or sale of shares in a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or CoreFunds' other portfolios. Assets belonging to a Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of CoreFunds allocated in proportion to the relative asset values of each of CoreFunds' portfolios at the time the expense or liability is incurred. The management of CoreFunds makes determinations with respect to a Fund as to liabilities when they are incurred and as to assets when they are acquired. Such determinations are reviewed and approved annually by the Board of Directors and are conclusive.

----
18      General Information

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICES GUIDE

OPENING AN ACCOUNT        This prospectus is provided only to CoreFunds sweep customers of CoreStates Bank, N.A. Please
AND PURCHASING            contact CoreStates Bank, N.A. at 1-800-222-0246, or consult your CoreFunds Sweep Agreement, for
SHARES                    information regarding CoreFund purchases and redemptions through the CoreFunds sweep feature. If you need assistance with an Account Opening Form for other Funds in the CoreFund Family of Mutual
                          Funds or if you have any questions about the CoreFunds, please call 1-800-355-CORE (2673).

EXECUTION OF ORDERS       A purchase order received before 12:00 p.m. for a Money Market Fund on any business day in accordance with the procedures described below will be executed on the date of receipt at the net asset value determined as of 12:00 p.m. on such date. An order received after 12:00 p.m. will be executed on the next business day of the Fund. For non-cash sweep customers, an order is deemed to be received when received by the Transfer Agent. Depending on the terms of the CoreFunds Sweep
                          Agreement, cash sweeps will occur on either a daily or weekly basis. CoreFunds sweep customers should consult their CoreFunds Sweep Agreement for more information on purchases. The Distributor reserves the right to reject any purchase order when it determines that it is not in the best interests of the Fund and its Shareholders to accept such purchase order.

IMPORTANT                 Redemption orders for the Money Market Funds are executed at the net asset value per share at
REDEMPTION                12:00 p.m. that day if received by 12:00 p.m. that day. An order is deemed to be received when
INFORMATION:              received by the Transfer Agent and the execution of redemption orders by the Transfer Agent will be delayed for the period of time that the redemption order is in transit from SEI Fund Resources to the Transfer Agent. CoreFunds sweep customers do not have access to telephone or other special redemption procedures. Please contact CoreStates Bank, N.A. at 1-800-222-0246, or consult your
                          CoreFunds Sweep Agreement, for details regarding redemptions. For non-CoreFunds Sweep customers, payment for redeemed shares will be made not later than seven business days after receipt by the
                          Transfer Agent of the request for redemption, absent extraordinary circumstances.


                                                                            ----
                                                        Shareholder Services  19

CoreFunds(R)
Family of
Mutual Funds

Money Market Funds

Class C-Individual Shares

Prospectus

May 31, 1997


CoreFunds, Inc.


Directors
Emil J. Mikity, Chairman
George H. Strong
Erin Anderson
Cheryl H. Wade
Thomas J. Taylor

Officers
David G. Lee, President
James W. Jennings, Secretary

Investment Adviser
CoreStates Investment Advisers, Inc.
Philadelphia, PA 19101

Administrator
SEI Fund Resources
Wayne, PA 19087

Distributor
SEI Financial Services Company
Oaks, PA 19456

Legal Counsel
Morgan, Lewis & Bockius LLP
Philadelphia, PA 19103

Auditors
Ernst & Young LLP
Philadelphia, PA 19103


CoreStates

CoreStates
Investment Advisers

For current performance, purchase, redemption and other information, call 1-800-355-CORE (2673)

COR-F-062-01

99 32B - (4/97)